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                                                                    EXHIBIT 99.2


ACCRUE SOFTWARE, INC.

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Accrue Software, Inc. (the "Company") on Form 10-Q for the quarter ended September 28, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report") I, Gregory
S. Carson, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

      (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



/s/ Gregory S. Carson
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Gregory S. Carson
Chief Financial Officer
November 12, 2002